Portland General Electric Earnings Conference Call Fourth Quarter and Full Year 2016 Exhibit 99.2

Cautionary Statement Information Current as of February 17, 2017 Except as expressly noted, the information in this presentation is current as of February 17, 2017 — the date on which PGE filed its Annual Report on Form 10-K for the year ended December 31, 2016 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding the expected capital costs for the Carty Generating Station and the recovery of those costs; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today's Call • Financial performance • Operational update • Economy and customers • Capital expenditures forecast • 2016 Integrated Resource Plan (IRP) • 2018 General Rate Case • Financial update • Earnings guidance 3

2016 Earnings Results NI in millions Q4 2016 Q4 2015 FY 2016 FY 2015 Net Income $61 $51 $193 $172 Diluted EPS $0.68 $0.57 $2.16 $2.04 2015 EPS $2.04 2016 EPS $2.16 4 Q1 Q1 Q2 Q2 Q3 Q4 Q3 Q4

Accomplishments and operational update Most Trusted Brand, Customer Champion, & Environmental Champion in 2016 Market Strategies International Top Quartile Customer Satisfaction TQS Research Inc. and Market Strategies International Generating Plant Availability 93% Filed 2016 Integrated Resource Plan Carty Generating Station Online 5

• Oregon's economic expansion continued in 2016(1) • PGE's service area unemployment rate of 4.0 percent outperformed Oregon's rate of 4.6 percent and the national rate of 4.7 percent(2) • Residential customer count increased approximately 1.2 percent over the past year • Weather-adjusted 2017 energy deliveries forecast to decrease by 0 to 1 percent, with long-term positive annual growth of ~1 percent based on continued strength of local economy(3) Economic Update (1) Oregon Office of Economic Analysis (2) State of Oregon Employment Department, as of December 2016 (3) Net of approximately 1.5% of energy efficiency 6

Capital Planning 7 (1) Consists of board-approved ongoing CapEx and hydro relicensing per the 2016 Form 10-K filed on February 17, 2017 (2) Total estimated cost does not consider any amounts that may be received from sureties under the performance bond Current Capital Outlook • Board approved investments include: • Upgrades and replacement of aging generation, transmission and distribution • Strengthening the power grid for earthquakes, cyberattacks and other potential threats • New customer information systems and technology tools $610 Base Capital Spending(1) Carty(2)

Carty Generating Station update Carty Generating Station, our 440 MW natural gas baseload plant near Boardman, Ore. • Achieved 93 percent availability in first five months of operation • Capital costs included in customer prices as of 8/1/2016: $514M • Carty plant in-service, including AFDC, as of 12/31/2016: $634M • Total estimated cost, including AFDC, for completion: ~$640M • Estimated time frame to complete litigation: 2-4 years 8

9 2016 Integrated Resource Plan Areas of Focus • Energy efficiency (135 MWa) and demand side actions (77 MW) • Investment / acquisition of renewables (175 MWa) to meet Oregon Clean Electricity Plan: IRP will position PGE to comply with 27% requirement by 2025 • Filling up to 850 MW capacity deficit to ensure reliability ◦ 375-550 MW long-term annual dispatchable resources; Up to 400 MW annual capacity resources OPUC acknowledgement expected RFP bidding process commences Expected to reach decision on RFPs Nov. 2016 Mid-2017 2nd Half 2017 2018 IRP was filed • Reflects PGE's shift to more renewables in keeping with Oregon Clean Electricity Plan • Process includes continuing dialog with OPUC staff and stakeholders • RFPs will be open to a variety of resource options

2018 General Rate Case Key drivers: 10 Investments in the system to keep it safe, reliable and secure Includes: • Replacing assets at the end of their useful life • Strengthening the system to better prepare for storms, earthquakes, cyberattacks and other potential threats • Investments in operational changes to integrate more renewable resources and enhance system reliability Timeline: • File with the OPUC by the end of February • Regulatory review to occur throughout 2017 • Final order expected from the commission by end of December

2016 Income Statement Bridge 11 2015 2016 Retail Revenue Wholesale & Other Revenues Power Costs O&M D&A Income Taxes Gross Margin Change: $69 Other Taxes $ in millions Interest

2016 Drivers Bridge Carty Earnings $ 0.10 Carty Overage $ (0.02) Carty Legal $ (0.04) 2015 2016 Carty Power Portfolio Other Rate Base Increase '15 to '16 Other Change in Share Count O&M PTCs & Other Tax Credits 12

Liquidity and Financing Total Liquidity as of 12/31/2016 (in millions) Credit Facilities $ 660 Commercial Paper — Letters of Credit $ (56) Cash $ 6 Available $ 610 Ratings S&P Moody's Senior Secured A- A1 Senior Unsecured BBB A3 Commercial Paper A-2 Prime-2 Outlook Stable Stable ($ in millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 First Mortgage Bonds Plan to issue ~$450 million Bank Loan $150 million maturing 13

Guidance and Assumptions 2017 EPS Guidance: $2.20 - $2.35 • Retail deliveries decline between zero and one percent, weather-adjusted; • Average hydro conditions for the year; • Wind generation for the year based on 5 years of historic levels or forecast studies when historical data is not available; • Normal thermal plant operations; • Operating and maintenance costs between $540 and $560 million; and • Depreciation and amortization expense between $340 and $350 million. 14

• Maintain high level of operational excellence • Work collaboratively with stakeholders to obtain acknowledgement of 2016 IRP and associated action plan • Achieve a fair and reasonable result in our 2018 General Rate Case 2017 Key Initiatives 15